Supplement dated July 25, 2014 to the VAROOM and VAROOM II

Flexible Premium Variable Annuity Prospectuses Dated May 1, 2014

Issued by National Integrity Life Insurance Company Through its Separate Account I

This is a supplement to the prospectuses identified above.  Please retain this supplement for future reference.

Change in Subaccount Name

iShares® Trust has announced the following name change to iShares® Core Total U.S. Bond Market ETF, available through a Subaccount of your variable annuity.

The name of the Fund has changed to iShares® Core U.S. Aggregate Bond ETF.  All references in the prospectuses to iShares® Core Total U.S. Bond Market ETF are hereby changed to iShares® Core U.S. Aggregate Bond ETF.

This is for informational purposes only. You are not required to take any action.  If you need assistance, you can contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.